UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

LEADER CAPITAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56159	37- 1853394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2708-09, Metropolis Tower, 10 Metropolis Drive, Hung Hom, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3487 6378

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On August 21, 2020, Leader Capital Holdings Corp., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, that on August 17, 2020, it had acquired, through its wholly-owned subsidiary JFB Internet Service Limited (the “Buyer”), all of the issued and outstanding capital stock of Nice Products Inc., a company organized under the laws of the British Virgin Islands (“NPI”) (such transaction, the “Acquisition”).

This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of NPI and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. In addition, this Form 8-K/A amends the Original Form 8-K to reflect that the net purchase price for the Acquisition was $3,506,042 instead of $3,366,044.

Except as provided above, the disclosure included in the Original Form 8-K otherwise remains unchanged.

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Original Form 8-K, on August 17, 2020, the Company acquired, through the Buyer, NPI pursuant to the terms and conditions of that certain Stock Purchase Agreement, dated as of August 17, 2020 (the “Purchase Agreement”), among the Company, the Buyer, NPI, the selling shareholders of NPI identified therein (each a “Seller,” and, collectively, the “Sellers”) and the representative of the Sellers identified therein.

The aggregate purchase price for the Acquisition was $4,850,000, less certain discounts, expenses and reductions for outstanding NPI debt owed to the Company and/or its affiliates. After the Company’s further review, it was determined that the net purchase price for the Acquisition was $3,506,042, payable in 8,415,111 shares of the Company’s common stock to the Sellers in accordance with their respective pro rata percentage.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the information included at Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(i) The audited consolidated financial statements of NPI for the fiscal years ended August 31, 2019 and August 31, 2018, including the accompanying notes thereto and the report of the independent auditor, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(ii) The unaudited condensed consolidated financial statements of NPI as of and for the nine and three months ended May 31, 2020 and as of August 31, 2019, including the accompanying notes thereto, are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and NPI for the year ended August 31, 2019 and for the nine months ended May 31, 2020 are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

99.1	NPI’s audited consolidated financial statements and report of the independent auditor for the fiscal years ended August 31, 2019 and August 31, 2018

99.2	NPI’s unaudited condensed consolidated financial statements as of and for the nine and three months ended May 31, 2020 and as of August 31, 2019

99.3	Unaudited pro forma financial statements for the year ended August 31, 2019 and as of and for the nine months ended May 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEADER CAPITAL HOLDINGS CORP.

Date: November 16, 2020	By:	/s/ Yi-Hsiu Lin
Yi-Hsiu Lin Chief Executive Officer